UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

811-22228
Investment Company Act file number

PNMAC Mortgage Opportunity Fund, LP

3043 Townsgate Road  Westlake Village, California 91361

Derek W. Stark, Secretary
PNMAC MORTGAGE OPPORTUNITY FUND, LP
3043 Townsgate Road  Westlake Village, California 91361
 (818) 224-7050

Copies to:

Richard T. Prins, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036

Date of fiscal year end: December 31

Date of reporting period:  March 31, 2017

Item 1. Consolidated Schedule of Investments.

PNMAC Mortgage Opportunity Fund, LP
Schedule of Investments
March 31, 2017 (Unaudited)

INVESTMENTS - 111%*
MORTGAGE INVESTMENTS - 101%*

Description	Note interest rate	Maturity date	State	Principal amount	Fair value
Mortgage loans
Mortgage Loan ID#1000043954**	5.25%	5/1/2037	FL	$ 2,217,760	$ 1,657,667
Mortgage Loan ID#1000043569**	3.38%	9/1/2036	CA	1,514,172	1,305,821
Mortgage Loan ID#1000002193	6.88%	5/1/2037	DC	990,000	1,008,182
Mortgage Loan ID#1000043880**	3.00%	2/1/2035	OR	1,387,425	981,584
Mortgage Loan ID#1000035099**	3.00%	11/1/2056	NY	1,622,915	825,431
Mortgage Loan ID#1000035343**	6.50%	12/1/2043	CA	922,887	818,584
Mortgage Loan ID#1000015179**	5.25%	10/1/2043	CT	862,423	753,564
Mortgage Loan ID#1000016663**	6.88%	5/1/2037	OR	799,862	724,706
Mortgage Loan ID#1000016833**	6.50%	10/1/2037	NY	952,746	716,026
Mortgage Loan ID#1000016006**.	7.15%	2/1/2037	NY	641,150	673,207
Mortgage Loan ID#1000028984**	3.00%	6/1/2056	CA	1,464,865	665,763
Mortgage Loan ID#1000015520**	8.00%	11/1/2037	GA	1,000,000	639,821
Mortgage Loan ID#1000029387**	8.25%	6/1/2037	NY	600,000	630,000
Mortgage Loan ID#1000001411	3.00%	7/1/2047	CA	832,829	628,824
Mortgage Loan ID#1000034768**	3.25%	4/1/2036	NY	626,575	571,525
Mortgage Loan ID#1000026305**	2.00%	3/1/2056	CA	778,177	553,882
Mortgage Loan ID#1000026350**	6.50%	4/1/2037	NY	719,176	533,203
Mortgage Loan ID#1000003907**	6.00%	7/1/2037	MD	579,090	523,272
Mortgage Loan ID#1000000560**	6.80%	1/1/2037	NY	613,522	506,514
Mortgage Loan ID#1000002398	10.00%	8/1/2037	NY	860,000	505,006
Mortgage Loan ID#1000038468**	6.13%	5/1/2038	NY	531,936	498,700
Mortgage Loan ID#1000025942**	4.00%	9/1/2050	CA	641,783	493,229
Mortgage Loan ID#1000043559**	2.88%	8/1/2045	VA	612,439	492,034
Mortgage Loan ID#1000002404	3.44%	9/1/2036	NY	755,396	481,094
Mortgage Loan ID#1000017201**	4.88%	4/1/2049	MD	655,190	474,275
Mortgage Loan ID#1000001628	10.37%	5/1/2037	NY	451,250	473,813
Mortgage Loan ID#1000028857**	7.75%	9/1/2036	NY	455,000	457,407
Mortgage Loan ID#1000043914**	6.50%	9/1/2036	NY	525,000	455,362
Mortgage Loan ID#1000028356**	3.25%	9/1/2056	CT	579,831	452,792
Mortgage Loan ID#1000027630**	7.00%	12/1/2036	NJ	479,925	451,141
Mortgage Loan ID#1000038435**	5.38%	2/1/2056	CA	510,018	443,954
Mortgage Loan ID#1000027226**	5.75%	6/1/2037	NY	449,000	441,204
Mortgage Loan ID#1000035519**	5.25%	12/1/2036	MA	464,304	435,797
Mortgage Loan ID#1000035161**	7.75%	9/1/2037	NJ	632,986	434,958
Mortgage Loan ID#1000016313**	7.00%	10/1/2037	NY	413,491	434,165
Mortgage Loan ID#1000000697**	9.00%	10/1/2037	FL	527,100	425,934
Mortgage Loan ID#1000001631	8.88%	8/1/2037	NY	472,500	424,170
Other**				123,741,624	68,374,663
				152,884,346	91,367,273

Description			State	Principal amount	Fair value
Real estate acquired in settlement of loans
Property ID#1000015063			FL	$ 1,350,000	$ 2,151,000
Property ID#1000027733			IL	573,920	715,000
Property ID#1000027525			NJ	554,549	707,700
Property ID#1000043772			FL	920,218	670,000
Property ID#1000000557			NJ	990,473	650,000
Property ID#1000026981.			MA	777,294	619,900
Property ID#1000016710			NJ	529,780	600,000
Property ID#1000026843.			CA	536,000	579,737
Property ID#1000035760			NJ	548,714	575,000
Property ID#1000026032			HI	420,101	475,000
Property ID#1000043886			NJ	344,509	440,000
Property ID#1000028903			CA	488,632	435,000
Property ID#1000001636			FL	564,000	432,000
Other**				12,918,575	10,143,741
				21,516,764	19,194,078

TOTAL MORTGAGE INVESTMENTS (Cost $96,567,654)				174,401,110	110,561,351

SHORT-TERM INVESTMENT - 10%*
Name of Issuer				Shares	Fair value
Short-Term Investment
Morgan Stanley Liquidity Funds: Government Institutional Shares
yield 0.54% at March 31, 2017				$ 11,036,302	$ 11,036,302

TOTAL SHORT-TERM INVESTMENT (Cost $11,036,302)			11,036,302	11,036,302

TOTAL INVESTMENTS (Cost $107,603,956)				121,597,653

LIABILITIES - 43%*	Note	Maturity	Principal	Fair
Description	interest rate	date	amount	value
Asset-backed financing
PNMAC 2015-NPL1 A-1-144A ^	4.00%	3/25/2055	$ 47,294,924	$ 47,309,585

TOTAL LIABILITIES (Proceeds $47,187,261)			47,294,924	47,309,585

Other assets in excess of other liabilities - 32%*				34,901,034

TOTAL PARTNERS' CAPITAL - 100%*				$ 109,189,102

* Percentages are stated as a percent of partners’ capital
** Pledged as collateral for asset-backed financing, including $49,124,393 of $68,374,663 other mortgage loans and $9,021,473 of $10,143,741 real estate acquired in settlement of loans.
^ Investment represents securities held or issued by related parties
All investments are in the United States of America.

Fair Value of Investments

PNMAC Mortgage Opportunity Fund, LP (“the Master Fund”) carries its investments at fair values with changes in fair value recognized in current period results of operations. The Master Fund groups its assets and liabilities at fair value in three levels, based on the markets in which the assets and liabilities are traded and the observability of the inputs used to determine fair value. The three levels are described below:

Level 1 – Quoted prices in active market for identical assets or liabilities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing an asset or liability and are developed based on market data obtained from sources independent of the Master Fund. These may include quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect PNMAC Capital Management, LLC (the “Investment Manager”) own judgments about the factors that market participants use in pricing an asset or liability, and are based on the best information available in the circumstances.

As a result of the difficulty in observing certain significant valuation inputs affecting “Level 3” assets and liabilities, the Investment Manager is required to make judgments regarding these items’ fair values.  Different persons in possession of the same facts may reasonably arrive at different conclusions as to the inputs to be applied in estimating the fair value of these financial statement items and their fair values.  Likewise, due to the general illiquidity of some of these assets and liabilities, subsequent transactions may be at values significantly different from those reported.

Following is a summary of assets that are measured at fair value on a recurring basis for the period ended March 31, 2017:

Note 3—Fair Value
	Level 1	Level 2	Level 3	Total
Assets:
Short-term investment	$11,036,302	$-	$-	$11,036,302
Mortgage loans	-	-	91,367,273	91,367,273
Real estate acquired in settlement of loans	-	-	19,194,078	19,194,078
	$11,036,302	$-	$110,561,351	$121,597,653

Changes in valuation techniques may also result in transfer in or out of an investment's assigned level within the hierarchy.

There were no transfers of items measured at fair value between fair value hierarchy levels during the period ended March 31, 2017.

The following table presents a roll forward of the assets for which Level 3 inputs were used to determine value for the period ended March 31, 2017.

	Mortgage Loans	REO	Total
Assets:
Balance at January 1, 2017	$106,836,198	$18,405,400	$125,241,598
Sales	(12,983,174)	(3,552,397)	(16,535,571)
Repayments	(1,478,568)	-	(1,478,568)
Capitalization of interest	1,330,434	-	1,330,434
Accrual of unearned discounts	4,594,650	-	4,594,650
Transfers of mortgage loans and advances to REO	(3,638,622)	4,968,828	1,330,206
Net gains/(losses) on investments:
Realized	824,375	(412,466)	411,909
Unrealized	(4,118,020)	(215,287)	(4,333,307)
Balance at March 31, 2017	$91,367,273	$19,194,078	$110,561,351

Changes in fair value recognized during the period
relating to assets still held at March 31, 2017	$(578,565)	$(638,944)	$(1,217,509)

Asset-backed Financing
Liabilities:
Balance at January 1, 2017	50,297,683
Issuances	-
Repayments	(2,924,317)
Unrealized net losses on borrowings	(63,781)
Balance at March 31, 2017	47,309,585

Valuation Techniques and Assumptions

Mortgage Loans

The mortgage loans held by the Master Fund are generally not saleable into active mortgage loan markets. Therefore the Master Fund classifies these assets as “Level 3” assets, and their fair values are generally estimated using a discounted cash flow valuation model. Inputs to the model include current interest rates, loan amount, payment status and property type, and forecasts of future interest rates, home prices, prepayment speeds, default and loss severities.

The Investment Manager incorporates lack of liquidity into its fair value estimates based on the type of asset or liability measured and the valuation method used. For example, for mortgage loans where the significant inputs are unobservable due to illiquidity in the markets for distressed mortgage loans or non-Agency, non-conforming mortgage loans, a discounted cash flow technique is used to estimate fair value. This technique incorporates forecasting of expected cash flows discounted at an appropriate market discount rate that is intended to reflect the lack of liquidity in the market.

The valuation process includes the computation by stratum of the loan population and a review for reasonableness of various measures such as weighted average life, projected prepayment and default speeds, and projected default and loss percentages. The Investment Manager’s financial analysis and valuation staff computes the effect on the fair value of changes in inputs such as interest rates, home prices, and delinquency status to assess the reasonableness of changes in the mortgage loan’s fair value. The results of the estimates of fair value of the Master Fund’s mortgage loans are reported to the Investment Manager’s valuation committee as part of its review and approval of monthly valuation results.

Changes in fair value attributable to investment-specific credit risk are measured by the effect on the mortgage loan’s fair value of changes in the respective mortgage loan’s delinquency status and history at period-end from the later of the beginning of the period or acquisition date.

The significant unobservable inputs used in the fair value measurement of the Master Fund’s mortgage loans are discount rate, home price projections, voluntary prepayment speeds and default speeds. Significant changes in any of those inputs in isolation could result in a significant change to the loans’ fair value measurement. Increases in home price projections are generally accompanied by an increase in voluntary prepayment speeds.

Following is a quantitative summary of key assumptions used in the valuation of mortgage loans at fair value:

Valuation Techniques	Key Inputs	Range (Weighted Average)
Discounted cash flow	Discount rate	2.8% - 26.8%
(8.9%)
	Twelve-month housing price index change	2.9% - 3.7%
(3.3%)
	Voluntary Prepayment speed (Life voluntary Constant Repayment Rate)	0.1% - 100.0% (2.7%)
	Total Prepayment speed (Life total Conditional Prepayment Rate)	1.6% - 100.0%
(14.1%)

            Real Estate Acquired in Settlement of Loans

Fair value of real estate acquired in settlement of loans (“REO”) is determined by using a current estimate of fair value from a broker’s price opinion, a full appraisal or the price given in a pending contract of sale. REO values are reviewed by the Investment Manager’s staff appraisers when the Master Fund obtains multiple indications of fair value and there are significant differences between the fair values. The Investment Manager’s staff appraisers will attempt to resolve the differences between the indications of fair value. In circumstances where the appraisers are not able to generate adequate data to support a fair value conclusion, the staff appraisers will order an additional appraisal to resolve the property’s fair value.

REO may be subsequently revalued due to the Master Fund receiving greater access to the property, the property being held for an extended period or management receiving indications that the property’s value may not be supported by developing market conditions.

Asset-Backed Secured Financing

The fair value of the Master Fund’s asset-backed secured financing is estimated based on quoted indications of fair value provided by non-affiliate brokers.

Item 2. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d‑15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  PNMAC Mortgage Opportunity Fund, LP

By (Signature and Title)  /s/ David A. Spector
David A. Spector, CEO

Date  May 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ David A. Spector
 David A. Spector, CEO

Date  May 30, 2017

By (Signature and Title)  /s/ Andrew S. Chang
 Andrew S. Chang, CFO

Date  May 30, 2017